EXHIBTI 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

COMPANHIA BRASILEIRA DE DISTRIBUIÇÃO (the “company”) is filing with the U.S. Securities and Exchange Commission, on the date hereof, its Amendment No. 1 to the annual report on Form 20-F for the fiscal year ended December 31, 2012 (the “Report”). Pursuant to Exchange Act Rules 13a - 14(b) or 15d - 14(b) and to 18 U.S.C. Section 1350 as enacted pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, I, Enéas César Pestana Neto, Chief Executive Officer, hereby certify that:

(i) the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 23, 2013

By: /s/Enéas César Pestana Neto

Name: Enéas César Pestana Neto

Title: Chief Executive Officer